CONSOLIDATED STATEMENTS OF INCOME - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013
Revenues:
Products	$ 130,123	$ 138,975	$ 118,727
Services	86,443	82,917	74,270
Total revenues	216,566	221,892	192,997
Cost of revenues:
Products	29,159	29,448	27,066
Services	9,041	10,284	9,669
Total cost of revenues	38,200	39,732	36,735
Gross profit	178,366	182,160	156,262
Operating expenses:
Research and development, net	49,987	44,081	40,983
Sales and marketing	93,347	93,203	82,815
General and administrative	17,033	19,797	14,895
Total operating expenses	160,367	157,081	138,693
Operating income	17,999	25,079	17,569
Financial income, net	5,867	5,802	4,494
Income before taxes on income	23,866	30,881	22,063
Taxes on income	5,297	5,931	4,008
Net income	$ 18,569	$ 24,950	$ 18,055
Basic net earnings per share	$ 0.40	$ 0.55	$ 0.40
Diluted net earnings per share	$ 0.40	$ 0.53	$ 0.39